UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014

American Airlines Group Inc.

American Airlines, Inc.

US Airways Group, Inc.

US Airways, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Delaware	1-8400 1-2691 1-8444 1-8442	75-1825172 13-1502798 54-1194634 53-0218143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas 4333 Amon Carter Blvd., Fort Worth, Texas 111 West Rio Salado Parkway, Tempe, Arizona 111 West Rio Salado Parkway, Tempe, Arizona	76155 76155 85281 85281
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(817) 963-1234

(480) 693-0800

(480) 693-0800

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2014, US Airways, Inc. (“US Airways”), US Airways Group, Inc. (“US Airways Group”) and American Airlines Group Inc. (“AAG”) amended and restated each of the following (each, a “Guarantee”):

(i)	the Guarantee of US Airways Group, dated December 21, 2010, of the obligations of US Airways under the equipment notes relating to its Series 2010-1 Pass Through Certificates;

(ii)	the Guarantee of US Airways Group, dated June 28, 2011, of the obligations of US Airways under the equipment notes relating to its Series 2011-1 Pass Through Certificates;

(iii)	the Guarantee of US Airways Group, dated May 14, 2012, of the obligations of US Airways under the equipment notes relating to its Series 2012-1 Pass Through Certificates;

(iv)	the Guarantee of US Airways Group, dated December 13, 2012, of the obligations of US Airways under the equipment notes relating to its Series 2012-2 Pass Through Certificates; and

(v)	the Guarantee of US Airways Group, dated April 24, 2013, of the obligations of US Airways under the equipment notes relating to its Series 2013-1 Pass Through Certificates.

The purpose of the amendment and restatement of each Guarantee was to add AAG as a party thereto as a guarantor, on a joint and several basis with US Airways Group, of the obligations of US Airways under the applicable equipment notes (each such guarantee provided by AAG, an “AAG Guarantee”).

The documents related to the issuance and sale of the equipment notes to which the AAG Guarantees relate have been filed previously by US Airways Group and US Airways in Forms 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2010, July 1, 2011, May 16, 2012, December 13, 2012, April 25, 2013 and June 6, 2013, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 8.01. Other Events.

In connection with the issuance of the AAG Guarantees, in accordance with Rule 3-10 of Regulation S-X and Rule 12h-5 under the Securities Exchange Act of 1934, as amended, US Airways Group and US Airways will discontinue filing separate periodic and current reports with the SEC. Condensed consolidating financial information regarding US Airways Group and US Airways will be included in subsequent periodic reports filed by AAG with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines Group Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Dated: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Dated: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Dated: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Dated: March 31, 2014